EXHIBIT 10.1

                               ------------------
                               ORRICK, HERRINGTON
                                   & SUTCLIFFE


                                                            Direct Dial

                                 July 25, 1990

Bailard, Biehl & Kaiser
    International Fund Group, Inc.
2755 Campus Drive
San Mateo, California 94403

         Re:      Bailard,  Biehl  &  Kaiser  International  Fund  Group,  Inc.:
                  Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  --------------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as counsel to Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Fund Group"), in connection with the preparation and filing of Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (No. 2-63270) under the Securities Act of 1933, as amended (the "Registration Statement"), covering an unlimited number of shares of common stock, par value $0.0001 per share (the "Shares"), of the Bailard, Biehl Kaiser International Equity Fund series, the Bailard, Biehl Kaiser International Fixed-Income Fund series and such other series of Shares as have been authorized by the Fund Group's Articles of Incorporation dated June 12, 1990.

                  We have examined records, documents, instruments and certificates that we have deemed relevant and necessary for the basis of our opinion hereinafter expressed. In such examination, we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; and (c) the truth, accuracy and completeness of the information, representations, and warranties contained in the records, documents, instruments, and certificates we have reviewed.


                         -----------------------------
            Old Federal Reserve Bank Building * 400 Sansome Street *
                        San Francisco, California 94111
                Telephone 415 392 1122 * Facsimile 415 773 5759
   Los Angeles 213 680 7000 * New York 212 326 8800 * Sacramento 916 447 9200
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                               ------------------
                               ORRICK, HERRINGTON
                                   & SUTCLIFFE

Bailard, Biehl & Kaiser
    International Fund Group, Inc.
July 25, 1990
Page 2

                  Based on the foregoing, it is our opinion that (i) the presently outstanding Shares of the Fund Group are legally issued, fully paid and nonassessable by the Fund Group; and (ii) when the Shares to be offered for sale pursuant to the Registration Statement have been duly sold, issued and paid for as contemplated by the Registration Statement, such Shares will be, legally issued, fully paid and nonassessable by the Fund Group.

                  In rendering the foregoing opinion, we have relied on the opinion of Piper & Marbury, annexed hereto as Exhibit A, with respect to the matters addressed therein.

                  We hereby consent to the use of our name in the Registration Statement, including the Prospectus constituting a part thereof, and to the filing of our opinion with the Securities and Exchange Commission as an exhibit to such Registration Statement, as originally filed or as subsequently amended or supplemented.

                                                  Very truly yours,

                                             /s/ Orrick, Herrington & Sutcliffe

                                        Orrick, Herrington & Sutcliffe